SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 17, 2001
                        (Date of earliest event reported)


                             VINA Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                        0-31093                77-0432782
----------------------------      ------------------      --------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)


         39745 Eureka Drive, Newark, CA                           94560
         -------------------------------                          -----
      (Address of principal executive offices)                 (Zip Code)

                                 (510) 492-0800
                               -------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.    Other Events.
           ------------

     On October 17, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On October 19, 2001, Registrant subsequently entered into a separate Securities Purchase Agreement with an additional investor for the sale of an additional 1,524,390 shares of common stock, plus warrants to purchase 500,000 shares of common stock, at a price per share of $0.656. The offering is expected to result in gross proceeds to the Registrant of $1.0 million.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)  Exhibits.

     4.1 Amendment No. 1 to Rights Agreement dated as of October 17, 2001 by and between VINA Technologies, Inc. and American Stock Transfer & Trust Company.

     4.2 Stockholders' Agreement dated as of October 17, 2001 by and among VINA Technologies, Inc. and the Stockholders named therein.

     99.1 Press release of the Registrant dated October 17, 2001.

     99.2 Securities Purchase Agreement dated as of October 17, 2001 by and among VINA Technologies, Inc. and the Investors named therein.

     99.3 Securities Purchase Agreement dated as of October 19, 2001 by and between VINA Technologies, Inc. and Whitman Capital Partners, L.P.

     99.4 Form of VINA Technologies, Inc. Common Stock Warrant issued to each of the Investors excluding BayStar Capital II, L.P.

     99.5 Form of VINA Technologies, Inc. Common Stock Warrant to be issued to BayStar Capital II, L.P.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 24, 2001

                             VINA Technologies, Inc.


    By /s/                  STANLEY E. KAZMIERCZAK
       -----------------------------------------------------------------------
                             Stanley E. Kazmierczak
                   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                         Description
-----------                         -----------

  4.1 Amendment No. 1 to Rights Agreement dated as of October 17, 2001 by and between VINA Technologies, Inc. and American Stock Transfer & Trust Company.

  4.2 Stockholders' Agreement dated as of October 17, 2001 by and among VINA Technologies, Inc. and the Stockholders named therein.

 99.1     Press Release of the Registrant dated October 17, 2001.

 99.2 Securities Purchase Agreement dated as of October 17, 2001 by and among VINA Technologies, Inc. and the Investors named therein.

 99.3 Securities Purchase Agreement dated as of October 19, 2001 by and between VINA Technologies, Inc. and Whitman Capital Partners, L.P.

 99.4 Form of VINA Technologies, Inc. Common Stock Warrant issued to each of the Investors excluding BayStar Capital II, L.P.

 99.5 Form of VINA Technologies, Inc. Common Stock Warrant to be issued to BayStar Capital II, L.P.